Exhibit 99.2
 Background and Clinical Development Plan for PDS0102 in Prostate Cancer  October 2019Contact: Frank Bedu-Addo, President/CEO fbeduaddo@pdsbiotech.com

             2  Table of Contents  Introduction to PDS0102  Slide 3  Priming and activation of T-cells by Versamune®  Slide 8  Confirmation of Antigen-Specific Killer T-cell Induction in Humans  Slide 17  Studies supporting Development Path for PDS0102  Slide 19  *L. V. Wood et al et al, Oncoimmunology, 2016, Vol. 5 (8)

Introduction to PDS0102
Immunotherapy for Prostate Cancer

The immunotherapy is being developed as a combination therapy to exploit the demonstrated synergies between the Versamune® technology and checkpoint inhibitors

- Checkpoint inhibitors have shown confirmed clinical efficacy and have demonstrated strong potential in on-going prostate cancer trials.
  - Checkpoint inhibitors work by blocking one of the cancer's key immunological defense mechanisms, and are reported to **only work in patients whose immune systems are already generating tumor attacking CD8 killer T-cells pre-treatment**
- Using various tumor-specific proteins (antigens), Versamune® has demonstrated the ability **to generate large numbers of CD8 killer T-cells** that effectively recognize and kill the antigen-expressing cancer cells in preclinical and in human clinical studies
- PDS Biotechnology has signed a collaborative research and development agreement (CRADA 03039) with the **National Cancer Institute to co-develop PDS0102 (NCI-patented TARP prostate cancer antigen with Versamune®)**:
- By combining PDS0102 and an advanced checkpoint inhibitor PDS plans to generate a new generation of effective treatments for prostate cancer

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*L. V. Wood et al et al, Oncoimmunology, 2016, Vol. 5 (8)
**S. Gandhapudi et al, Journal of Immunology, 2019 (202), 1215

3

 Synergy of Versamune® + Tumor Antigen and Checkpoint Inhibitor: Demonstrated in Aggressive & Difficult-to Treat B16 Melanoma Model  4  Versamune® + TRP2 (PDS0104) injection demonstrates strong synergy in combination with a checkpoint inhibitor in B16 melanoma – Provides significantly prolonged survival over checkpoint inhibitor therapy**  0  20               0  500   1000   1500   2000   2500   3000   3500   4000                                                                                                                                                                                                                 5 10 15 D a y s P os t Tum or Im p la nt   T um o r v o lum e (m m 3 )        N a iveα P D 1m A bV ers am un e® - M e lanom aV ers am u ne® - M elan om a + α P D 1m A b    **   Treatment started        UntreatedAnti PD-1 checkpoint inhibitor (CPI) Versamune® + TRP2 AntigenCPI + Versamune® + TRP2    No survivors by Day 18**   *Vasievich et al, Molecular Pharmaceutics 2012, 6, 9(2) 261-8**S. Gandhapudi et al, Journal of Immunology, 2019 (202), 1215                        0  0.4  0.8  1.2  No VersamuneTM VersamuneTM +/75nmol Trp2 75nmol Trp2  % of CD4+ cells in tumor% of CD8+ cells in tumor  Percentage of CD4+ and CD8+ among all cells in the tumor mass    75nmol TRP2  + Versamune  75nmol TRP2    Versamune® induces TRP2-specific CD4+ (helper) and CD8+ (killer) T-cells & infiltration into the B16 tumor*

PDS0102
Immunotherapy for Prostate Cancer

- PDS0102 is based on two key components:

  1. The novel and proprietary TARP protein, a tumor antigen identified by the National Cancer Institute (NCI) that is expressed in about 90% of prostate cancers at all stages of the disease. In a human clinical trial the NCI demonstrated that the antigen was effectively recognized by the immune system in prostate cancer patients with PSA biochemical recurrence leading to a reduction in tumor growth rate*

  2. The proprietary Versamune® platform technology which has demonstrated exceptional ability to train the killer (CD8+) T-cells of the immune system to recognize the specific tumor antigens included in the formulation, and to arm the T-cells with potent ability to specifically attack and kill the cancer cells expressing the tumor antigen**

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*L. V. Wood et al et al, Oncoimmunology, 2016, Vol. 5 (8)
**S. Gandhapudi et al, Journal of Immunology, 2019 (202), 1215

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Versamune®-Based Immunotherapies

- The defining characteristics of the Versamune® platform are the following:

  1. The ability to overcome a major limitation of current immunotherapy, by facilitating cross-presentation of tumor antigens to effectively prime CD8+ (killer) T-cells. In extensive *in vitro* and *in vivo* animal and human clinical studies the Versamune® design has demonstrated the unique ability to facilitate uptake, processing and endosomal accumulation of tumor antigens thus promoting effective priming of tumor-targeting killer T-cell responses (*Slides 9 - 10*).

  2. The ability to specifically activate the type I interferon signaling pathway, confirmed to be essential in the body's ability to generate effective disease-specific T-cell responses. Versamune's unique ability to up-regulate local expression of the type I interferon genes in the lymph nodes leading to a lymph-node localized induction of key cytokines and chemokines results in superior levels of highly effective (poly-functional) killer (CD8+) T-cell induction (*Slides 11 - 13*).

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*L. V. Wood et al et al, Oncoimmunology, 2016, Vol. 5 (8)
**S. Gandhapudi et al, Journal of Immunology, 2019 (202), 1215

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 PDS0102: Immunotherapy for Prostate Cancer  7            Versamune® Nanoparticles: Composed of the proprietary immune activating lipid R-DOTAP  Proprietary TARP Tumor Antigens      PROPRIETARY VERSAMUNE® IMMUNE ACTIVATING NANOPARTICLES AND A MIXTURE OF TARP TUMOR ANTIGENSThe mixture is administered by subcutaneous injection

 How Does Versamune® Work to Program our T-cells to Recognize and Attack Cancer cells?  8

 R-DOTAP+ Antigens*: Addressing Limitations of Immuno-Oncology  9  1. SUPERIOR IN-VIVO TRAINING OF THE BODY’S SOLDIERS (KILLER T-CELLS) TO RECOGNIZE THE ENEMY (TUMOR CELLS)  Injection SiteInitiation of the immunological events      Versamune® design & size promotes    high uptake of the immunotherapy by  dendritic cells of the immune system    Versamune® facilitates processing of the cancer protein by the immune system  Versamune® promotespresentation of processed protein to killer T-cells    Activated immune cells migrate to lymph nodes to present proteinto T-cells (training of T-cells occurs)  *The antigen is a protein that can be recognized by the immune system, and that is uniquely associated with or overexpressed by the particular cancer of interest. TARP is associated with prostate and breast cancers.

Versamune® Promotes Superior Ability to Process & Present the Antigen into the Cell's Endosome

ENTRY OF PROCESSED ANTIGEN INTO ENDOSOMES ENABLES ACCESS OF THE ANTIGEN TO THE MHC CLASS I PATHWAY LEADING TO SUPERIOR TRAINING OF KILLER (CD8) T-CELLS

Confocal microscopy study (Fluorescent DQ-OVA protein as model antigen)

Treated with R-DOTAP+DQ-OVA | Treated with DQ-OVA

Versamune®-induced processing/ breakdown of the protein results in green fluorescence

Versamune®-induced accumulation of processed protein in the endosome (red fluorescence) enables presentation to killer T-cells (via MHC Class I Pathway)


A
C
B
D

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Woodward Lab, Dept. of Immunology, School of Medicine, Univ. of Kentucky

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 R-DOTAP + Antigens: Addressing Limitations of Immuno-Oncology  11  2. SUPERIOR ARMING OF THE TRAINED TUMOR-RECOGNIZING SOLDIERS TO KILL THE CANCER (ACTVATION AND PROLIFERATION OF THE T-CELLS)  Lymph NodesLocalized immune activation and expansion          Versamune® activates the  Type I interferon (IFN I) pathway    Activation of Type I IFN induces critical cytokines & chemokines  pr  Cytokines and chemokinesovide killer T-cell activation & expansio  n  Trained and armed T-cells invade tumors

 12  Versamune® Turns On the Type I Interferon Genes Resulting in Effective T-Cell Induction & Activation  Activated dendritic cells from the lymph nodes after a single injection of R-DOTAP were analyzed for gene expression. The study identified expression of Interferon–alpha 1 (IFNα1) and interferon-beta 1 (IFBβ1) as well as a pattern of cytokines and chemokines characteristic of a type I IFN response including the chemokine CxCl10 known to be critical for activation of killer T-cells.  Abbreviated from S. Gandhapudi et al, Journal of Immunology, 2019 (202), 1215          IFNβ1            IFNα1            CxCl10            0  5Expression relative to PBS treatment  10  Relative expression of key genes in the lymph nodes after injection of R-DOTAP known to highly important in the ability of the immune system to generate CD8 T-cells

Versamune®-Induced & Sustained Chemokine Production Causes Increasing T-Cell Infiltration into Lymph Nodes For Several Days

Versamune® (R-DOTAP) induces <u>superior quantities and superior quality</u> of CD8+ killer T-Cells versus potent immune activators in development



Total cells in draining lymphnode (x 10³ cells)
8000
6000
4000
2000
0
RDOTAP
Sucrose
4 hrs
16 hrs
3 days
4 days
7 days



R-ROTAP
IFA.Cyt
Montanide Tm
Polyfunctional/most potent killer T-cells
59.22%
0.94%
36.84%
3.00%
40.8%
83.44%
1.55%
13.05%
1.95%
16.6%
81.09%
1.59%
14.35%
2.96%
18.9%

IFA.Cyt – Potent combination of 4 strong adjuvants developed by the NCI: Incomplete Freund's Adjuvant, GM-CSF, IL-12, HBV helper peptide
Montanide – Potent adjuvant being used in clinical development of cancer immunotherapies

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S. Gandhapudi et al, Journal of Immunology, 2019 (202), 1215
13

R-DOTAP+ Antigens: Addressing Limitations of Immuno-Oncology

3. ADDITIONAL DE-CAMOUFLAGING OF THE TUMOR'S ENVIRONMENT BY THE INFLUX OF ARMED, TRAINED KILLER T CELL SOLDIERS, MINIMIZING THE TUMOR'S IMMUNE SUPPRESSIVE CAPABILITY



Potent killer and helper T-cells migrate into tumors
The ratio of immune-suppressive Treg cells to active CD8 T-cells is drastically reduced
Altered microenvironment makes tumors more susceptible to killing by T-cells
Effective killing of tumor cells

Tumor Site

Activated T-cells perform killing functions

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14

 15  R-DOTAP + Antigen Significantly Alters the Tumor Microenvironment      Significant lowering of the Treg to Tumor-Specific (RF9) Killer T-Cell ratio (P<0.01) causes tumors to be less immuno-suppressive and thus more susceptible to killing by T-cellsTreg/RF9 (Antigen) Ratio  S. Gandhapudi et al, Journal of Immunology, 2019 (202), 1215    R-DOTAP/ R-DOTAP/ GM-CSF/ HPV GM-CSF/HPV HPV  HPV  Naive

   PDS0101: Versamune® + HPV Antigens Promotes Unique Ability to Eliminate HPV-Positive TC-1 Tumors with Sustained T-Cell Response  16  0  5  40   45                         0  250   750   1000   1250                                                                                                                                                                                                                                                                                                                                                                                                       10 15 20 25 30 35 D a y s P os t Tu m or Im p la nt   T um or v o lum e ( m m  3 )  1500 N a iv e        V a c c in a t io n  P D S 0101 H PV1 6 + G M C S F H P V 16+ S u c      In vivo induction of superior quantity & quality of tumor-specific CD4+ and CD8+ T-cells results in complete regression & effective T-cell memory after a single dose*    *J. Immunology, June 2019Studies in TC-1 tumor model with other immunotherapies reported in: Vaccine 2009, January 14, 27 (3): 431; Science Translational Medicine 2016, 13 April, Vol 8 Issue 334; Vaccine 2009, August 3, 27 (33): 5706  500 Single treatment dose                        50  55  60  80        Inject TC-1 Tumor Cells

 Confirmation of Versamune®’s Safety and Ability to Prime Potent Antigen-Specific Killer T-cells in Humans  17

R-DOTAP + HPV Antigens: HPV-Specific T-Cell Induction Resulted in Clearance* of HPV-Positive CIN Lesions in 60% of Patients

Dose Cohort	Evaluable Patients**	Clearance of CIN lesions 12 Months Post Treatment***	
	N =	N =	% of Evaluable
1 mg	3 of 3	2	67%
3 mg	2 of 3	1	50%
10 mg	5 of 6	3	60%
Total	10	6	60%

**Two of twelve patients were not evaluable: one patient, who demonstrated a strong immune response, was lost to follow up and another received LEEP excision therapy (standard of care)

***Two of ten evaluable patients who had clearance of CIN by cytology were not counted as clinical responders: one patient regressed from CIN to atypical squamous cells of undetermined significance (ASCUS) with detectable HPV virus, and the other showed consistent disease elimination when tested by cytology, but showed residual disease when tested by colposcopy

PDS0101 was immunologically active at all tested doses. PDS0101 injection resulted in strong increase (5-73 fold) in circulating HPV-disease attacking T-cells by IFN-γ or granzyme-b ELISPOT studies of blood drawn approximately 14 days after injection.

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*Several patients had complete lesion regression within 3 months of treatment. All patients received 3 subcutaneous injections 3 weeks apart.

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 Preclinical and Clinical Studies Supporting the Clinical Development Path for PDS0102 in Prostate Cancer  19

Clinical Development of PDS0102:

- PDS Biotechnology has signed a collaborative research and development agreement (CRADA 03039) with the National Cancer Institute to co-develop PDS0102 (NCI-patented TARP cancer antigen with R-DOTAP):
  - Checkpoint inhibitors have shown confirmed clinical efficacy and have demonstrated strong potential in on-going prostate cancer trials.
  - Using HPV antigens, R-DOTAP has demonstrated the ability to program and generate large numbers of active killer T-cells that effectively recognize and kill the antigen-expressing cells in preclinical and human studies.
  - In on going preclinical studies R-DOTAP, has demonstrated the ability to significantly enhance the immune system's ability to generate TARP-recognizing killer T-cells
  - Prostate cancer patients treated with a TARP-based immunotherapy (no R-DOTAP) showed generation of TARP recognizing T-cells and reduction in tumor growth rate*

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*L. V. Wood et al et al, Oncoimmunology, 2016, Vol. 5 (8)

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21    R-DOTAP May Provide Superior In-Vivo Ability to Generate Significantly Enhanced Anti-TARP Killer T-Cell Response*  *Ongoing preclinical development at PDS Biotechnology    CFA + TARP (1-20)  R-DOTAP + TARP (1-20)  Number of TARP-Specific T-cells (Interferon-γ spot forming cells per million splenocytes)  PRE-CLINICAL OPTIMIZATION STUDIES:TARP-Specific T-cell Induction after 2 injections of R-DOTAP + TARP (1-20)IFN-γ ELISPOT Study    Range of observed T-cell responses With Versamune® + TARP(1-20)    100 spots/million cells Strong T-cell response level      CFA – Complete Freund’s Adjuvant a highly potent immune activator not used in humans due to potentially lethal toxicity

             22  Formulation Optimization  GMP Manufacturing Peptide, R-DOTAP    IND Filing Initiation of Phase 2 Trials      Late Q1, 2020  Q4, 2020  Planned PDS0102 Clinical Development Timeline*  *Assumes additional funding to support development.

               Background and Clinical Development Plan for PDS0102 in Prostate Cancer  October 2019